UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 31, 2010

Delaware	1-10776	25-0530110

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
CALGON CARBON CORPORATION

(Exact name of registrant as specified in its charter)

P.O. Box 717, Pittsburgh, PA 15230-0717	15230-0717

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (412) 787-6700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On March 31, 2010, pursuant to the terms of the previously disclosed Redemption, Asset Transfer and Contribution Agreement among Calgon Carbon Corporation (the “Company”), Calgon Mitsubishi Chemical Corporation (“CMCC”) and Mitsubishi Chemical Corporation (“MCC”), the Company increased its ownership of CMCC from 49% to 80%. MCC continues to own the remaining 20% interest but is contracted to sell its remaining interest to CMCC on March 31, 2011. Also on March 31, 2010, CMCC changed its name to Calgon Carbon Japan KK and is hereinafter referred to as “CCJ”. The Redemption, Asset Transfer and Contribution Agreement was filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and is incorporated herein by reference.
     A copy of the Company’s press release with respect to this transaction is attached hereto as Exhibit 99.1.
     In connection with the transaction described above, on March 31, 2010, CCJ entered into credit agreements with each of The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTM”) and MCFA Inc. (“MCFA”).
     Specifically, CCJ, as the borrower, the Company, as the guarantor, and BTM, as the lender entered into a certain Loan Agreement (the “BTM Term Loan Agreement”) which provides for a term loan in the principal amount up to USD $8,000,000 (JPY 722,000,000) with payments due on each of April 30, 2010, May 31, 2011, February 28, 2012 and March 31, 2013. The Company is jointly and severally liable as the guarantor of CCJ’s obligations under the BTM Term Loan Agreement and the Company permitted CCJ to grant a security interest and continuing lien in certain of its assets to secure its obligations pursuant to the BTM Term Loan Agreement.
     In addition, CCJ, as the borrower, the Company, as the guarantor, and BTM, as the lender entered into a certain Specialized Overdraft Account Agreement (the “BTM Working Capital Agreement”) which provides for a working capital loan in the principal amount up to USD $16,500,000 (JPY 1,500,000,000) to be used as working capital. CCJ may make voluntary prepayments of principal before the full amount then outstanding is due and payable on March 31, 2011. The Company is jointly and severally liable as the guarantor of CCJ’s obligations under the BTM Working Capital Agreement and the Company permitted CCJ to grant a security interest and continuing lien in certain of its assets to secure its obligations pursuant to the BTM Working Capital Agreement.
     Also, CCJ, as the borrower, and MCFA, as the lender entered into a certain Revolving Credit Facility Agreement (the “MCFA Credit Agreement”) which provides for a revolving credit facility in the principal amount up to USD $22,000,000 (JPY 2,000,000,000) to be used as working capital. The MCFA Credit Agreement expires on March 31, 2011. The Company had provided MCFA with a Letter of Undertaking (the “MCFA Undertaking”) pursuant to which it has agreed to provide MCFA, upon its request, a formal guarantee for up to eighty percent (80%) of all of the indebtedness of CCJ in its capacity as the borrower under the MCFA Credit Agreement.

     The summary of the material terms and conditions of the BTM Term Loan Agreement, the BTM Working Capital Agreement, the MCFA Credit Agreement and the MCFA Undertaking in this Current Report on Form 8-K is qualified in its entirety by reference to English translations of the full text of such documents, the same being attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4 respectively, and incorporated herein by reference. The original documents are written in the Japanese language and the Japanese versions supersede the English translations.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed pursuant to Item 601 of Regulation S-K and General Instruction B2 to this Form 8-K:

Exhibit No.	Description
10.1	Loan Agreement among Calgon Mitsubishi Chemical Corporation (now known as Calgon Carbon Japan KK), Calgon Carbon Corporation and The Bank of Tokyo-Mitsubishi UFJ, Ltd. dated March 31, 2010
10.2
Specialized Overdraft Account Agreement among Calgon Mitsubishi Chemical Corporation (now known as Calgon Carbon Japan KK), Calgon Carbon Corporation and The Bank of Tokyo-Mitsubishi UFJ, Ltd. dated March 31, 2010

10.3	Revolving Credit Facility Agreement between Calgon Mitsubishi Chemical Corporation (now known as Calgon Carbon Japan KK) and MCFA Inc. dated March 31, 2010
10.4	Letter of Undertaking by Calgon Carbon Corporation on behalf of MCFA Inc. dated March 31, 2010
99.1	Press Release dated March 31, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALGON CARBON CORPORATION (Registrant)
Date: April 1, 2010	/s/ Richard D. Rose
(Signature)
Richard D. Rose Vice President, General Counsel and Secretary